WESTERN ASSET INFLATION-LINKED OPPORTUNITIES & INCOME FUND

Consolidated schedule of investments (unaudited)	February 29, 2024

(Percentages shown based on Fund net assets)

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
U.S. TREASURY INFLATION PROTECTED SECURITIES - 130.4%
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	112,821,500	$112,555,628	(a)
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/27	7,605,350	7,679,144	(a)
U.S. Treasury Bonds, Inflation Indexed	3.625%	4/15/28	13,275,780	14,135,489
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	28,574,400	29,376,117	(a)
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	108,223,940	118,504,843	(a)
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	3,689,920	3,739,706
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/42	42,354,624	33,870,742
U.S. Treasury Bonds, Inflation Indexed	1.375%	2/15/44	38,958,632	34,133,912	(b)
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/45	36,082,851	27,682,422	(c)
U.S. Treasury Bonds, Inflation Indexed	0.250%	2/15/50	23,146,528	14,590,180	(a)
U.S. Treasury Bonds, Inflation Indexed	0.125%	2/15/52	16,308,416	9,610,649
U.S. Treasury Bonds, Inflation Indexed	1.500%	2/15/53	4,643,685	4,060,316
U.S. Treasury Notes, Inflation Indexed	0.500%	4/15/24	47,433,360	47,519,654
U.S. Treasury Notes, Inflation Indexed	0.125%	10/15/24	33,476,520	33,228,654	(a)
U.S. Treasury Notes, Inflation Indexed	0.250%	1/15/25	28,491,760	27,997,663	(a)
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/25	38,001,600	37,064,084
U.S. Treasury Notes, Inflation Indexed	0.125%	10/15/25	20,097,400	19,509,649	(a)
U.S. Treasury Notes, Inflation Indexed	0.625%	1/15/26	98,396,971	95,707,441	(a)
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/26	3,509,010	3,363,023
U.S. Treasury Notes, Inflation Indexed	0.125%	10/15/26	30,982,380	29,570,027	(a)
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/27	22,814,820	21,509,904	(a)
U.S. Treasury Notes, Inflation Indexed	0.500%	1/15/28	7,461,420	7,060,042
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/30	1,192,250	1,075,418
U.S. Treasury Notes, Inflation Indexed	0.125%	7/15/31	6,866,940	6,060,577
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/32	21,578,310	18,798,686	(a)
U.S. Treasury Notes, Inflation Indexed	1.125%	1/15/33	33,158,916	31,043,552	(a)
U.S. Treasury Notes, Inflation Indexed	1.750%	1/15/34	5,987,400	5,904,682

TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $849,904,499)				795,352,204

CORPORATE BONDS & NOTES - 10.4%
COMMUNICATION SERVICES - 0.0%††
Wireless Telecommunication Services - 0.0%††
T-Mobile USA Inc., Senior Notes	3.750%	4/15/27	100,000	95,887

CONSUMER DISCRETIONARY - 0.6%
Hotels, Restaurants & Leisure - 0.6%
Sands China Ltd., Senior Notes	5.400%	8/8/28	2,480,000	2,421,497
Sands China Ltd., Senior Notes	3.100%	3/8/29	200,000	172,757
Sands China Ltd., Senior Notes	4.625%	6/18/30	600,000	548,201
Sands China Ltd., Senior Notes	3.250%	8/8/31	600,000	500,645

TOTAL CONSUMER DISCRETIONARY				3,643,100

See Notes to Consolidated Schedule of Investments.

Western Asset Inflation-Linked Opportunities & Income Fund 2024 Quarterly Report	1

WESTERN ASSET INFLATION-LINKED OPPORTUNITIES & INCOME FUND

Consolidated schedule of investments (unaudited) (cont’d)	February 29, 2024

(Percentages shown based on Fund net assets)

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
ENERGY - 5.4%
Energy Equipment & Services - 0.0%††
Halliburton Co., Senior Notes	3.800%	11/15/25	11,000	$10,750

Oil, Gas & Consumable Fuels - 5.4%
Apache Corp., Senior Notes	5.250%	2/1/42	910,000	751,287
Apache Corp., Senior Notes	4.250%	1/15/44	2,630,000	1,828,902
BP Capital Markets America Inc., Senior Notes	3.633%	4/6/30	580,000	541,216
Chevron USA Inc., Senior Notes	3.900%	11/15/24	500,000	495,257
Columbia Pipelines Holding Co. LLC, Senior Notes	6.042%	8/15/28	1,230,000	1,253,332	(d)
Continental Resources Inc., Senior Notes	4.900%	6/1/44	2,250,000	1,827,305
Energy Transfer LP, Senior Notes	5.250%	4/15/29	1,200,000	1,196,093
Enterprise Products Operating LLC, Senior Notes	3.125%	7/31/29	2,880,000	2,636,305
EOG Resources Inc., Senior Notes	4.375%	4/15/30	70,000	67,978
EOG Resources Inc., Senior Notes	4.950%	4/15/50	250,000	233,205
EQT Corp., Senior Notes	5.000%	1/15/29	1,240,000	1,209,492
Exxon Mobil Corp., Senior Notes	4.327%	3/19/50	6,590,000	5,721,285
Exxon Mobil Corp., Senior Notes	3.452%	4/15/51	660,000	489,115
Occidental Petroleum Corp., Senior Notes	5.550%	3/15/26	330,000	330,657
Occidental Petroleum Corp., Senior Notes	6.200%	3/15/40	2,690,000	2,734,088
ONEOK Inc., Senior Notes	5.800%	11/1/30	1,180,000	1,208,023
Petrobras Global Finance BV, Senior Notes	5.999%	1/27/28	1,410,000	1,419,619
QazaqGaz NC JSC, Senior Notes	4.375%	9/26/27	4,000,000	3,743,000	(d)
Targa Resources Corp., Senior Notes	4.200%	2/1/33	1,300,000	1,170,780
Williams Cos. Inc., Senior Notes	5.750%	6/24/44	2,350,000	2,312,517
YPF SA, Senior Notes	8.500%	7/28/25	1,700,000	1,660,573	(e)

Total Oil, Gas & Consumable Fuels				32,830,029

TOTAL ENERGY				32,840,779

FINANCIALS - 1.0%
Banks - 0.7%
Wells Fargo & Co., Senior Notes (5.013% to 4/4/50 then 3 mo. Term SOFR + 4.502%)	5.013%	4/4/51	4,480,000	4,145,526	(f)

Financial Services - 0.3%
ILFC E-Capital Trust II, Ltd. GTD ((Highest of 3 mo. USD LIBOR, 10 year Treasury Constant Maturity Rate and 30 year Treasury Constant Maturity Rate) + 2.062%)	7.436%	12/21/65	2,084,000	1,661,990	(d)(f)

TOTAL FINANCIALS				5,807,516

See Notes to Consolidated Schedule of Investments.

2	Western Asset Inflation-Linked Opportunities & Income Fund 2024 Quarterly Report

WESTERN ASSET INFLATION-LINKED OPPORTUNITIES & INCOME FUND

Consolidated schedule of investments (unaudited) (cont’d)	February 29, 2024

(Percentages shown based on Fund net assets)

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
HEALTH CARE - 0.7%
Pharmaceuticals - 0.7%
Bausch Health Americas Inc., Senior Notes	9.250%	4/1/26	3,130,000	$2,946,104	(d)
Bausch Health Americas Inc., Senior Notes	8.500%	1/31/27	1,970,000	1,123,271	(d)

TOTAL HEALTH CARE				4,069,375

INDUSTRIALS - 0.5%
Aerospace & Defense - 0.5%
General Dynamics Corp., Senior Notes	4.250%	4/1/40	30,000	26,696
General Dynamics Corp., Senior Notes	4.250%	4/1/50	3,470,000	2,995,957

TOTAL INDUSTRIALS				3,022,653

INFORMATION TECHNOLOGY - 0.0%††
Semiconductors & Semiconductor Equipment - 0.0%††
Broadcom Inc., Senior Notes	3.137%	11/15/35	400,000	317,672	(d)

MATERIALS - 2.2%
Metals & Mining - 2.2%
Alcoa Nederland Holding BV, Senior Notes	6.125%	5/15/28	570,000	570,748	(d)
Anglo American Capital PLC, Senior Notes	4.000%	9/11/27	1,630,000	1,553,823	(d)
Antofagasta PLC, Senior Notes	2.375%	10/14/30	1,110,000	916,263	(d)
Barrick North America Finance LLC, Senior Notes	5.750%	5/1/43	1,170,000	1,199,103
BHP Billiton Finance USA Ltd., Senior Notes	5.000%	9/30/43	1,620,000	1,550,627
Glencore Finance Canada Ltd., Senior Notes	5.550%	10/25/42	2,330,000	2,215,047	(d)
Glencore Funding LLC, Senior Notes	4.125%	3/12/24	750,000	749,697	(d)
Glencore Funding LLC, Senior Notes	4.000%	3/27/27	500,000	481,294	(d)
Glencore Funding LLC, Senior Notes	3.875%	10/27/27	1,630,000	1,560,089	(d)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	1,600,000	1,505,314
Yamana Gold Inc., Senior Notes	4.625%	12/15/27	1,360,000	1,304,269

TOTAL MATERIALS				13,606,274

TOTAL CORPORATE BONDS & NOTES (Cost - $70,952,148)				63,403,256

COLLATERALIZED MORTGAGE OBLIGATIONS(g) - 8.3%
Angel Oak Mortgage Trust, 2023-1 A1	4.750%	9/26/67	1,948,208	1,900,855	(d)
Banc of America Funding Trust, 2015-R2 4A2 (1 mo. Term SOFR + 0.279%)	2.807%	9/29/36	1,815,551	1,344,168	(d)(f)
Banc of America Funding Trust, 2015-R2 5A2	2.807%	9/29/36	4,146,134	3,319,547	(d)(f)
BDS, 2021-FL8 A (1 mo. Term SOFR + 1.034%)	6.354%	1/18/36	382,647	381,691	(d)(f)
Benchmark Mortgage Trust, 2021-B29 XA, IO	1.032%	9/15/54	8,143,935	399,807	(f)
BHMS, 2018-ATLS D (1 mo. Term SOFR + 2.547%)	7.865%	7/15/35	4,220,000	4,093,977	(d)(f)
BX Commercial Mortgage Trust, 2021-VOLT A (1 mo. Term SOFR + 0.814%)	6.132%	9/15/36	910,000	900,392	(d)(f)

See Notes to Consolidated Schedule of Investments.

Western Asset Inflation-Linked Opportunities & Income Fund 2024 Quarterly Report	3

WESTERN ASSET INFLATION-LINKED OPPORTUNITIES & INCOME FUND

Consolidated schedule of investments (unaudited) (cont’d)	February 29, 2024

(Percentages shown based on Fund net assets)

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS(g) - (continued)
BX Commercial Mortgage Trust, 2021-XL2 D (1 mo. Term SOFR + 1.511%)	6.829%	10/15/38	1,368,378	$1,351,233	(d)(f)
BX Commercial Mortgage Trust, 2022-LP2 G (1 mo. Term SOFR + 4.106%)	9.423%	2/15/39	1,465,249	1,446,659	(d)(f)
BX Commercial Mortgage Trust, 2023-VLT2 A (1 mo. Term SOFR + 2.281%)	7.599%	6/15/40	350,000	351,587	(d)(f)
BX Trust, 2021-ARIA D (1 mo. Term SOFR + 2.010%)	7.328%	10/15/36	2,230,000	2,179,445	(d)(f)
BX Trust, 2022-CLS A	5.760%	10/13/27	1,300,000	1,294,026	(d)
BXMT Ltd., 2020-FL2 A (1 mo. Term SOFR + 1.014%)	6.336%	2/15/38	696,779	680,746	(d)(f)
Citigroup Commercial Mortgage Trust, 2023-SMRT A	5.820%	10/12/40	570,000	579,481	(d)(f)
CRSO Trust, 2023-BRND A	7.121%	7/10/40	750,000	779,800	(d)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2020-DNA3 B1 (30 Day Average SOFR + 5.214%)	10.536%	6/25/50	1,023,207	1,128,306	(d)(f)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2017-2 M1	4.000%	8/25/56	2,053,910	2,021,889	(d)(f)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2021-DNA1 B1 (30 Day Average SOFR + 2.650%)	7.972%	1/25/51	1,176,000	1,227,304	(d)(f)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2022-DNA5 M1B (30 Day Average SOFR + 4.500%)	9.822%	6/25/42	1,820,000	1,972,373	(d)(f)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2023-DNA1 M1A (30 Day Average SOFR + 2.100%)	7.422%	3/25/43	681,074	695,103	(d)(f)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2023-DNA2 M1A (30 Day Average SOFR + 2.100%)	7.422%	4/25/43	1,534,625	1,564,783	(d)(f)
Federal National Mortgage Association (FNMA) - CAS, 2019-R05 1B1 (30 Day Average SOFR + 4.214%)	9.536%	7/25/39	452,560	471,284	(d)(f)

See Notes to Consolidated Schedule of Investments.

4	Western Asset Inflation-Linked Opportunities & Income Fund 2024 Quarterly Report

WESTERN ASSET INFLATION-LINKED OPPORTUNITIES & INCOME FUND

Consolidated schedule of investments (unaudited) (cont’d)	February 29, 2024

(Percentages shown based on Fund net assets)

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS(g) - (continued)
Federal National Mortgage Association (FNMA) - CAS, 2020-R01 1B1 (30 Day Average SOFR + 3.364%)	8.686%	1/25/40	1,660,000	$1,709,608	(d)(f)
Federal National Mortgage Association (FNMA) - CAS, 2023-R02 1B1 (30 Day Average SOFR + 5.550%)	10.872%	1/25/43	480,000	527,898	(d)(f)
Federal National Mortgage Association (FNMA) - CAS, 2023-R05 1M2 (30 Day Average SOFR + 3.100%)	8.421%	6/25/43	510,000	535,299	(d)(f)
GS Mortgage Securities Trust, 2020-GC45 A5	2.911%	2/13/53	380,000	334,973
Hawaii Hotel Trust, 2019-MAUI F (1 mo. Term SOFR + 2.797%)	8.115%	5/15/38	1,760,000	1,710,861	(d)(f)
JPMorgan Chase Commercial Mortgage Securities Trust, 2020-NNN GFX	4.688%	1/16/37	4,570,000	2,301,319	(d)(f)
JPMorgan Chase Commercial Mortgage Securities Trust, 2020-NNN XHFL, IO	0.600%	1/16/37	2,151,236	3,674	(d)(f)
Lehman Mortgage Trust, 2006-5 2A2, IO (-1.000 x 1 mo. Term SOFR + 7.036%)	1.715%	9/25/36	2,423,330	224,286	(f)
MHC Commercial Mortgage Trust, 2021-MHC A (1 mo. Term SOFR + 0.915%)	6.233%	4/15/38	1,023,430	1,017,539	(d)(f)
MSC Trust, 2021-ILP A (1 mo. Term SOFR + 0.892%)	6.210%	11/15/36	1,903,705	1,886,178	(d)(f)
Morgan Stanley Mortgage Loan Trust, 2007-11AR 2A3	2.850%	6/25/37	62,970	33,614	(f)
MRCD Mortgage Trust, 2019-PARK A	2.718%	12/15/36	1,520,000	1,329,953	(d)
MSWF Commercial Mortgage Trust, 2023-1 A4	5.472%	5/15/56	330,000	338,029
OBX Trust, 2023-NQM3 A1	5.949%	2/25/63	1,823,054	1,816,655	(d)
PFP Ltd., 2021-8 A (1 mo. Term SOFR + 1.114%)	6.435%	8/9/37	714,778	709,953	(d)(f)
PRKCM Trust, 2023-AFC1 A1	6.598%	2/25/58	1,745,814	1,749,387	(d)
SMRT, 2022-MINI A (1 mo. Term SOFR + 1.000%)	6.318%	1/15/39	390,000	386,449	(d)(f)
SREIT Trust, 2021-MFP A (1 mo. Term SOFR + 0.845%)	6.163%	11/15/38	621,961	619,541	(d)(f)
SREIT Trust, 2021-PALM B (1 mo. Term SOFR + 0.924%)	6.242%	10/15/34	1,930,000	1,898,100	(d)(f)
UBS Commercial Mortgage Trust, 2017-C7 A3	3.418%	12/15/50	305,926	287,856

See Notes to Consolidated Schedule of Investments.

Western Asset Inflation-Linked Opportunities & Income Fund 2024 Quarterly Report	5

WESTERN ASSET INFLATION-LINKED OPPORTUNITIES & INCOME FUND

Consolidated schedule of investments (unaudited) (cont’d)	February 29, 2024

(Percentages shown based on Fund net assets)

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS(g) - (continued)
WaMu Mortgage Pass-Through Certificates Trust, 2006-AR3 A1B (Federal Reserve U.S. 12 mo. Cumulative Avg 1 Year CMT + 1.000%)	6.081%	2/25/46	923,488		$794,611	(f)
Wells Fargo Commercial Mortgage Trust, 2021-C59 XA, IO	1.519%	4/15/54	3,916,601		285,428	(f)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $53,242,305)					50,585,667

NON-U.S. TREASURY INFLATION PROTECTED SECURITIES - 4.5%
Brazil - 1.9%
Brazil Notas do Tesouro Nacional Serie B, Notes	6.000%	8/15/30	34,890,100	BRL	7,244,304
Brazil Notas do Tesouro Nacional Serie B, Notes	6.000%	8/15/50	21,462,075	BRL	4,527,223

Total Brazil					11,771,527

United Kingdom - 0.6%
United Kingdom Inflation-Linked Gilt, Bonds	0.125%	3/22/68	4,249,896	GBP	3,562,660	(e)

Uruguay - 2.0%
Uruguay Government International Bond, Senior Notes	4.250%	4/5/27	311,398,578	UYU	8,267,195
Uruguay Government International Bond, Senior Notes	3.875%	7/2/40	145,969,550	UYU	3,980,586

Total Uruguay					12,247,781

TOTAL NON-U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $32,893,128)					27,581,968

SOVEREIGN BONDS - 3.7%
Brazil - 0.1%
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/27	2,446,000	BRL	491,521

Chile - 0.7%
Bonos de la Tesoreria de la Republica en pesos, Bonds	5.000%	3/1/35	4,040,000,000	CLP	3,988,546

Mexico - 2.4%
Mexican Bonos, Bonds	8.000%	11/7/47	51,280,000	MXN	2,636,711
Mexican Bonos, Senior Notes	7.750%	11/13/42	162,580,000	MXN	8,249,355
Mexico Government International Bond, Senior Notes	4.500%	4/22/29	3,720,000		3,583,649

Total Mexico					14,469,715

Nigeria - 0.0%††
Nigeria Government International Bond, Senior Notes	6.500%	11/28/27	280,000		255,619	(d)

See Notes to Consolidated Schedule of Investments.

6	Western Asset Inflation-Linked Opportunities & Income Fund 2024 Quarterly Report

WESTERN ASSET INFLATION-LINKED OPPORTUNITIES & INCOME FUND

Consolidated schedule of investments (unaudited) (cont’d)	February 29, 2024

(Percentages shown based on Fund net assets)

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Supranational - 0.5%
Inter-American Development Bank, Senior Notes	7.350%	10/6/30	251,000,000	INR	$3,080,727

TOTAL SOVEREIGN BONDS (Cost - $26,268,170)					22,286,128

ASSET-BACKED SECURITIES - 1.0%
Bear Stearns Asset Backed Securities Trust, 2007-SD2 2A1 (1 mo. Term SOFR + 0.914%)	6.235%	9/25/46	23,514		22,004	(f)
BRSP Ltd., 2021-FL1 A (1 mo. Term SOFR + 1.264%)	6.584%	8/19/38	1,652,290		1,630,562	(d)(f)
Greystone CRE Notes Ltd., 2021-FL3 A (1 mo. Term SOFR + 1.134%)	6.452%	7/15/39	1,000,000		989,870	(d)(f)
MF1 LLC, 2022-FL9 A (1 mo. Term SOFR + 2.150%)	7.466%	6/19/37	2,290,000		2,301,304	(d)(f)
Origen Manufactured Housing Contract Trust, 2007-B A1 (1 mo. USD LIBOR + 1.200%)	6.632%	10/15/37	1,044,068		1,019,231	(d)(f)

TOTAL ASSET-BACKED SECURITIES (Cost - $5,918,020)					5,962,971

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $1,039,178,270)					965,172,194

			SHARES
SHORT-TERM INVESTMENTS - 1.1%
Western Asset Premier Institutional Government Reserves, Premium Shares (Cost - $6,708,136)	5.272%		6,708,136		6,708,136	(h)(i)

TOTAL INVESTMENTS - 159.4% (Cost - $1,045,886,406)					971,880,330
Liabilities in Excess of Other Assets - (59.4)%					(362,193,698)

TOTAL NET ASSETS - 100.0%					$609,686,632

See Notes to Consolidated Schedule of Investments.

Western Asset Inflation-Linked Opportunities & Income Fund 2024 Quarterly Report	7

WESTERN ASSET INFLATION-LINKED OPPORTUNITIES & INCOME FUND

Consolidated schedule of investments (unaudited) (cont’d)	February 29, 2024

†	Face amount denominated in U.S. dollars, unless otherwise noted.

††	Represents less than 0.1%.

(a)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.

(b)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(c)	All or a portion of this security is held at the broker as collateral for open centrally cleared swap contracts.

(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(e)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(f)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(g)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(h)	Rate shown is one-day yield as of the end of the reporting period.

(i)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At February 29, 2024, the total market value of investments in Affiliated Companies was $6,708,136 and the cost was $6,708,136 (Note 2).

Abbreviation(s) used in this schedule:

BRL	— Brazilian Real
CAS	— Connecticut Avenue Securities
CLP	— Chilean Peso
CMT	— Constant Maturity Treasury
GBP	— British Pound
GTD	— Guaranteed
INR	— Indian Rupee
IO	— Interest Only
JSC	— Joint Stock Company
LIBOR	— London Interbank Offered Rate
MXN	— Mexican Peso
REMIC	— Real Estate Mortgage Investment Conduit
SOFR	— Secured Overnight Financing Rate
USD	— United States Dollar
UYU	— Uruguayan Peso

See Notes to Consolidated Schedule of Investments.

8	Western Asset Inflation-Linked Opportunities & Income Fund 2024 Quarterly Report

WESTERN ASSET INFLATION-LINKED OPPORTUNITIES & INCOME FUND

Consolidated schedule of investments (unaudited) (cont’d)	February 29, 2024

(Percentages shown based on Fund net assets)

At February 29, 2024, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date	Face Amount of Reverse Repurchase Agreements	Asset Class of Collateral*	Collateral Value**
Morgan Stanley & Co. Inc.	5.480%	12/5/2023	6/5/2024	$ 324,009,562	U.S. Treasury Inflation Protected Securities Cash	$327,692,153 2,062,655
Morgan Stanley & Co. Inc.	5.480%	1/12/2024	6/5/2024	19,464,925	U.S. Treasury Inflation Protected Securities Cash	19,573,550 123,914
Morgan Stanley & Co. Inc.	5.480%	2/8/2024	6/5/2024	29,248,618	U.S. Treasury Inflation Protected Securities Cash	26,006,860 186,198

				$372,723,105		$375,645,330

*	Refer to the Consolidated Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements.

**	Including accrued interest.

At February 29, 2024, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
Copper	140	6/24	$13,677,647	$13,504,750	$(172,897)
Copper	60	9/24	5,883,954	5,826,000	(57,954)
Gold 100 Ounce	40	6/24	8,224,286	8,298,400	74,114
U.S. Treasury 10-Year Notes	319	6/24	35,151,109	35,229,562	78,453
WTI Crude	60	11/24	4,286,520	4,387,800	101,280

					22,996

Contracts to Sell:
U.S. Treasury Long-Term Bonds	339	6/24	40,262,473	40,425,750	(163,277)

Net unrealized depreciation on open futures contracts					$(140,281)

At February 29, 2024, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	25,799,610	USD	17,298,226	Citibank N.A.	4/19/24	$(501,920)
EUR	25,500	USD	28,100	Citibank N.A.	4/19/24	(483)

See Notes to Consolidated Schedule of Investments.

Western Asset Inflation-Linked Opportunities & Income Fund 2024 Quarterly Report	9

WESTERN ASSET INFLATION-LINKED OPPORTUNITIES & INCOME FUND

Consolidated schedule of investments (unaudited) (cont’d)	February 29, 2024

(Percentages shown based on Fund net assets)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	3,796,608	GBP	2,977,592	Citibank N.A.	4/19/24	$36,847
USD	3,208,028	UYU	127,583,301	Goldman Sachs Group Inc.	4/19/24	(45,278)
IDR	212,786,750	USD	13,746	JPMorgan Chase & Co.	4/19/24	(224)
MXN	52,951,090	USD	3,036,712	JPMorgan Chase & Co.	4/19/24	44,827
MXN	90,178,593	USD	5,245,595	JPMorgan Chase & Co.	4/19/24	2,434
INR	461,771,109	USD	5,532,180	Morgan Stanley & Co. Inc.	4/19/24	26,321
JPY	899,380,158	USD	6,304,598	Morgan Stanley & Co. Inc.	4/19/24	(256,866)
MYR	34,375,037	USD	7,464,720	Morgan Stanley & Co. Inc.	4/19/24	(196,812)
USD	2,190,279	BRL	10,825,673	Morgan Stanley & Co. Inc.	4/19/24	23,485
USD	3,921,741	CLP	3,566,117,405	Morgan Stanley & Co. Inc.	4/19/24	238,055

Net unrealized depreciation on open forward foreign currency contracts						$(629,614)

Abbreviation(s) used in this table:

AUD	— Australian Dollar
BRL	— Brazilian Real
CLP	— Chilean Peso
EUR	— Euro
GBP	— British Pound
IDR	— Indonesian Rupiah
INR	— Indian Rupee
JPY	— Japanese Yen
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
USD	— United States Dollar
UYU	— Uruguayan Peso

At February 29, 2024, the Fund had the following open swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION[1]
REFERENCE ENTITY	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND†	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
Markit CDX.NA.HY.41 Index	$38,412,000	12/20/28	5.000% quarterly	$2,437,451	$270,259	$2,167,192
Markit CDX.NA.IG.41 Index	130,936,100	12/20/28	1.000% quarterly	2,701,783	1,587,156	1,114,627

Total	$169,348,100			$5,139,234	$1,857,415	$3,281,819

See Notes to Consolidated Schedule of Investments.

10	Western Asset Inflation-Linked Opportunities & Income Fund 2024 Quarterly Report

WESTERN ASSET INFLATION-LINKED OPPORTUNITIES & INCOME FUND

Consolidated schedule of investments (unaudited) (cont’d)	February 29, 2024

(Percentages shown based on Fund net assets)

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected loss (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

This Consolidated Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Consolidated Schedule of Investments.

Western Asset Inflation-Linked Opportunities & Income Fund 2024 Quarterly Report	11

Notes to Consolidated Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Inflation-Linked Opportunities & Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified, closed-end management investment company. The Fund commenced operations on February 25, 2004.

The Fund’s primary investment objective is to provide current income for its shareholders. Capital appreciation, when consistent with current income, is a secondary investment objective. Under normal market conditions and at the time of purchase, the Fund will invest at least 80% of its total managed assets in inflation-linked securities. The Fund may invest up to 100% of its total managed assets in non-U.S. dollar investments. The Fund may also invest up to 40% of its total managed assets in below investment grade securities. If a security is rated by multiple nationally recognized statistical rating organizations (“NRSROs”) and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from an NRSRO.

The Fund may gain exposure to the commodities markets by investing a portion of its assets in a wholly-owned subsidiary, Western Asset Inflation-Linked Opportunities & Income Fund CFC (the “Subsidiary”), organized under the laws of the Cayman Islands. Among other investments, the Subsidiary may invest in commodity-linked instruments. The Fund may invest up to 25% of its total assets in the Subsidiary; although 10% of total managed assets may be utilized for commodity-related strategies. This schedule of investments is the consolidated schedule of investments of the Fund and the Subsidiary.

The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the

12	Western Asset Inflation-Linked Opportunities & Income Fund 2024 Quarterly Report

Notes to Consolidated Schedule of Investments (unaudited) (continued)

currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the adviser to be unreliable, the market price may be determined by the adviser using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

Pursuant to policies adopted by the Board of Trustees, the Fund’s adviser has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s adviser is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s adviser and the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

Western Asset Inflation-Linked Opportunities & Income Fund 2024 Quarterly Report	13

Notes to Consolidated Schedule of Investments (unaudited) (continued)

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-Term Investments†:
U.S. Treasury Inflation Protected Securities	—	$795,352,204	—	$795,352,204
Corporate Bonds & Notes	—	63,403,256	—	63,403,256
Collateralized Mortgage Obligations	—	50,585,667	—	50,585,667
Non-U.S. Treasury Inflation Protected Securities	—	27,581,968	—	27,581,968
Sovereign Bonds	—	22,286,128	—	22,286,128
Asset-Backed Securities	—	5,962,971	—	5,962,971

Total Long-Term Investments	—	965,172,194	—	965,172,194

Short-Term Investments†	$6,708,136	—	—	6,708,136

Total Investments	$6,708,136	$965,172,194	—	$971,880,330

14	Western Asset Inflation-Linked Opportunities & Income Fund 2024 Quarterly Report

Notes to Consolidated Schedule of Investments (unaudited) (continued)

ASSETS (continued)
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other Financial Instruments:
Futures Contracts††	$253,847	—	—	$253,847
Forward Foreign Currency Contracts††	—	$371,969	—	371,969
Centrally Cleared Credit Default Swaps on Credit Indices - Sell Protection††	—	3,281,819	—	3,281,819

Total Other Financial Instruments	$253,847	$3,653,788	—	$3,907,635

Total	$6,961,983	$968,825,982	—	$975,787,965

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	Total
Other Financial Instruments:
Futures Contracts††	$394,128	—	—	$394,128
Forward Foreign Currency Contracts††	—	$1,001,583	—	1,001,583

Total	$394,128	$1,001,583	—	$1,395,711

†	See Consolidated Schedule of Investments for additional detailed categorizations.

††	Reflects the unrealized appreciation (depreciation) of the instruments.

2. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the period ended February 29, 2024. The following transactions were effected in such company for the period ended February 29, 2024.

	Affiliate Value at November 30, 2023	Purchased		Sold		Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at February 29, 2024
		Cost	Shares	Proceeds	Shares
Western Asset Premier Institutional Government Reserves, Premium Shares	$17,220,030	$91,011,413	91,011,413	$101,523,307	101,523,307	—	$164,371	—	$6,708,136

Western Asset Inflation-Linked Opportunities & Income Fund 2024 Quarterly Report	15